UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2026

Gain Therapeutics, Inc.
(Exact Name of the Registrant as Specified in Charter)

Delaware	001-40237	85-1726310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 220

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip Code)

(301) 500-1556

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	GANX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Principal Financial Officer

On September 22, 2026, Gianluca Fuggetta, Senior Vice President of Finance, principal financial officer, and principal accounting officer of Gain Therapeutics, Inc. (the “Company”), notified the Company of his intention to resign from his positions with the Company, with such resignation to be effective September 30, 2026, in order to pursue other opportunities.

Appointment of Interim Chief Financial Officer

On September 24, 2026, the Company’s board of directors appointed Gene Mack, the Company’s current President and Chief Executive Officer, to serve as the Company’s interim Chief Financial Officer, effective as of October 1, 2026. In connection with this appointment, Mr. Mack will continue in his roles as President and Chief Executive Officer and will assume the duties of the Company’s principal financial officer and principal accounting officer until his successor is appointed or until his earlier resignation or removal, and until such time as a permanent replacement is named. The Company is engaged in an ongoing search for a permanent replacement to serve as its principal financial officer and principal accounting officer.

Mr. Mack’s biographical information is set forth in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 26, 2026, and is incorporated by reference herein. The compensatory and other material terms of Mr. Mack’s employment with the Company will remain unchanged in connection with the foregoing.

There are no arrangements or understandings between Mr. Mack and any other persons pursuant to which Mr. Mack was selected as the Company’s interim Chief Financial Officer. Mr. Mack does not have any family relationship with any of the Company’s other directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Mr. Mack does not have any direct or indirect interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIN THERAPEUTICS, INC.

By:	/s/ Gene Mack
Name:	Gene Mack
Title:	Chief Executive Officer

Date: September 28, 2026